UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
INSTITUTIONAL FUNDS TRUST

2020 SEMI-ANNUAL REPORT

April 30, 2020

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	April 30, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic is having an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 25%, and announced quantitative easing would be unlimited.

▶  In March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶	On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May.

▶	From mid-March through April 30, more than 30 million Americans – approximately 18.6% of the U.S. workforce – filed unemployment claims.

▶	By the end of April, the virus had infected more than 3.5 million individuals around the world, resulting in more than 249,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

President’s Message

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Diversified Funds

American Beacon Diversified FundSM

Performance Overview

April 30, 2020 (Unaudited)

The AAL Class of the Diversified Fund (the “Fund”) returned -8.72% for the six months ended April 30, 2020, underperforming the S&P 500 Index (the “Index”) return of -3.16% for the same period.

Total Returns for the Period ended April 30, 2020

	Ticker	6 Months*	1 Year	3 Years	Since Inception (03/24/2017)
AAL Class (1)	ZABDFX	(8.72)%	(5.69)%	2.15%	2.66%
S&P 500 Index (2)		(3.16)%	0.86%	9.04%	9.38%

*	Not Annualized

(1)

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2)

The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The Fund underperformed the Index over the six-month period due to stock selection and country allocation.

Stock selections within the United States and the United Kingdom primarily contributed to the Fund’s relative underperformance, while stock selections in Canada added value. Detracting securities within the United States include American International Group (down 50.8%) and General Electric Co. (down 33.5%), while Compass Group Plc. (down 47.6%) and CNH Industrial NV (down 42.4%) hurt within the United Kingdom. Meanwhile, the Fund’s investments in the Canada, especially Shopify, Inc. Class A (up 39.6%) and Barrick Gold Corp. (up 20.8%) helped relative performance during the prior six months.

From a country allocation perspective, an underweight to China (up 3.4%) and Japan (down 10.0%) detracted the most from the Fund’s performance relative to the Index. On the other hand, overweighting Switzerland (down 6.2%) and underweighting Australia (down 21.1%) partially offset negative performance during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

American Beacon Diversified FundSM

Performance Overview

April 30, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 0.345%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)		3.0
U.S. Treasury Notes/Bonds, 0.425%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)		2.2
Microsoft Corp.		1.4
Medtronic PLC		1.1
U.S. Treasury Notes/Bonds, 3.000%, Due 2/15/2049		1.0
Tencent Holdings Ltd.		0.9
Anheuser-Busch InBev Worldwide, Inc., 5.450%, Due 1/23/2039		0.8
American International Group, Inc.		0.7
Anthem, Inc.		0.7
JPMorgan Chase & Co.		0.7

Total Fund Holdings	622

Sector Allocation (% Equities)
Financials		18.4
Information Technology		16.7
Health Care		15.7
Industrials		13.1
Consumer Discretionary		9.6
Communication Services		6.3
Consumer Staples		5.6
Energy		5.6
Materials		4.1
Utilities		3.2
Real Estate		1.7

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		24.1
Financial		19.9
U.S. Agency Mortgage-Backed Obligations		14.9
Technology		9.7
Consumer, Non-Cyclical		5.2
Energy		5.2
Industrial		4.2
Utilities		4.0
Communications		3.1
Consumer, Cyclical		2.8
Asset-Backed Obligations		2.4
Basic Materials		1.8
Collateralized Mortgage Obligations		1.6
Commercial Mortgage-Backed Obligations		1.0
Foreign Sovereign Obligations		0.1

American Beacon Diversified FundSM

Performance Overview

April 30, 2020 (Unaudited)

Country Allocation (% Investments)
United States	73.4
United Kingdom	3.6
Canada	2.7
Switzerland	2.7
France	2.6
Japan	2.4
China	1.6
Belgium	0.9
Germany	0.9
Netherlands	0.9
Australia	0.8
Mexico	0.8
Sweden	0.7
Denmark	0.6
Italy	0.5
Saudi Arabia	0.5
Taiwan	0.5
Argentina	0.4
Hong Kong	0.4
India	0.4
Ireland	0.4
Republic of Korea	0.4
Norway	0.3
South Africa	0.3
Brazil	0.2
Finland	0.2
Indonesia	0.2
Spain	0.2
Israel	0.1
Luxembourg	0.1
Portugal	0.1
Singapore	0.1
Thailand	0.1
Panama	0.0	*

*	Amount represents less than 0.01%.

American Beacon Diversified FundSM

Expense Examples

April 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified FundSM

Expense Examples

April 30, 2020 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 11/1/2019	Ending Account Value 4/30/2020	Expenses Paid During Period 11/1/2019-4/30/2020*
AAL
Actual	$1,000.00	$912.80	$1.85
Hypothetical**	$1,000.00	$1,022.92	$1.96

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.39% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86%

Communication Services - 3.91%

Diversified Telecommunication Services - 0.29%
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	30,100	$652,869
Telenor ASAA B	44,889	689,807

		1,342,676

Entertainment - 0.67%
Nexon Co., Ltd.B	56,700	917,066
Nintendo Co., Ltd.B	2,500	1,035,354
Vivendi S.A.B	52,510	1,134,962

		3,087,382

Interactive Media & Services - 1.53%
58.com, Inc., ADRC	10,100	524,695
Alphabet, Inc., Class AC	890	1,198,563
Autohome, Inc., ADR	1,796	147,542
Tencent Holdings Ltd.B	75,700	4,016,120
Twitter, Inc.C	41,500	1,190,220

		7,077,140

Media - 1.22%
Comcast Corp., Class A	71,388	2,686,331
Discovery, Inc., Class CC	38,500	785,785
Informa PLCB	96,225	530,729
Interpublic Group of Cos., Inc.	16,700	283,566
News Corp., Class A	83,700	829,467
Omnicom Group, Inc.A	4,800	273,744
ViacomCBS, Inc., Class B	16,200	279,612

		5,669,234

Wireless Telecommunication Services - 0.20%
Vodafone Group PLC, Sponsored ADR	67,300	951,622

Total Communication Services		18,128,054

Consumer Discretionary - 5.71%

Auto Components - 0.33%
Adient PLCC	9,900	148,302
Goodyear Tire & Rubber Co.	39,900	286,083
Magna International, Inc.	27,700	1,081,131

		1,515,516

Automobiles - 0.73%
Ferrari N.V.B	7,805	1,228,810
General Motors Co.	62,000	1,381,980
Harley-Davidson, Inc.	18,100	395,123
Suzuki Motor Corp.A B	12,300	394,754

		3,400,667

Hotels, Restaurants & Leisure - 0.44%
Aramark	52,786	1,441,586
Compass Group PLCB	36,424	613,681

		2,055,267

Household Durables - 0.99%
Lennar Corp., Class A	52,748	2,641,092
Lennar Corp., Class B	666	25,408
Sony Corp., Sponsored ADR	30,100	1,933,925

		4,600,425

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Consumer Discretionary - 5.71% (continued)

Internet & Direct Marketing Retail - 0.46%
Booking Holdings, Inc.C	200	$296,114
MercadoLibre, Inc.C	3,113	1,816,467

		2,112,581

Leisure Products - 0.14%
Yamaha Corp.B	15,700	635,324

Multiline Retail - 0.34%
Dollar General Corp.	8,916	1,562,975

Specialty Retail - 0.98%
Advance Auto Parts, Inc.	14,498	1,752,953
Home Depot, Inc.	1,874	411,962
Lowe’s Cos., Inc.	20,563	2,153,974
Mr Price Group Ltd.B	30,366	211,845

		4,530,734

Textiles, Apparel & Luxury Goods - 1.30%
EssilorLuxottica S.A.B	10,038	1,240,629
Lululemon Athletica, Inc.C	12,005	2,682,877
LVMH Moet Hennessy Louis Vuitton SEB	5,489	2,123,088

		6,046,594

Total Consumer Discretionary		26,460,083

Consumer Staples - 3.49%

Beverages - 1.26%
Arca Continental S.A.B. de C.V.	126,100	484,811
Carlsberg A/S, Class BB	6,779	855,764
Coca-Cola Co.	37,800	1,734,642
Coca-Cola European Partners PLC	34,840	1,381,058
Pernod Ricard S.A.B	8,963	1,367,611

		5,823,886

Food & Staples Retailing - 0.63%
Tesco PLCB	318,308	943,391
Wal-Mart de Mexico S.A.B. de C.V.	463,600	1,118,942
Walgreens Boots Alliance, Inc.	19,600	848,484

		2,910,817

Food Products - 0.83%
Mondelez International, Inc., Class A	8,000	411,520
Nestle S.A.B	19,581	2,068,460
Tyson Foods, Inc., Class A	22,100	1,374,399

		3,854,379

Personal Products - 0.77%
Kao Corp.B	12,520	965,726
LG Household & Health Care Ltd.B	452	511,246
Unilever N.V.	5,434	268,548
Unilever PLCB	16,687	862,751
Unilever PLC, Sponsored ADRA	18,700	969,969

		3,578,240

Total Consumer Staples		16,167,322

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Energy - 3.48%

Energy Equipment & Services - 0.38%
Halliburton Co.	50,100	$526,050
National Oilwell Varco, Inc.	69,200	874,688
Schlumberger Ltd.	22,100	371,722

		1,772,460

Oil, Gas & Consumable Fuels - 3.10%
Apache Corp.A	63,100	825,348
Cabot Oil & Gas Corp.	95,500	2,064,710
Chevron Corp.	14,236	1,309,712
Equinor ASAB	34,496	484,238
Galp Energia SGPS S.A.B	20,628	237,945
Hess Corp.	39,964	1,943,849
Marathon Oil Corp.	91,000	556,920
Marathon Petroleum Corp.	14,805	474,945
Murphy Oil Corp.A	16,500	195,690
Phillips 66	42,308	3,095,676
Pioneer Natural Resources Co.	7,900	705,549
Royal Dutch Shell PLC, Class A, Sponsored ADRA	26,500	877,945
Suncor Energy, Inc.	47,500	846,977
Valero Energy Corp.	11,326	717,502

		14,337,006

Total Energy		16,109,466

Financials - 11.41%

Banks - 4.99%
Bank Leumi Le-Israel BMB	90,488	491,310
Bank Mandiri Persero Tbk PTB	1,473,800	441,233
Bank of America Corp.	122,500	2,946,125
BNP Paribas S.A.B	9,517	299,553
BOK Financial Corp.	11,500	595,585
CIT Group, Inc.	7,500	142,350
Citigroup, Inc.	34,500	1,675,320
Citizens Financial Group, Inc.	42,300	947,097
Commerce Bancshares, Inc.A	17,900	1,095,301
Cullen/Frost Bankers, Inc.	11,200	804,832
DBS Group Holdings Ltd.B	39,140	548,626
East West Bancorp, Inc.	26,700	936,369
Fifth Third Bancorp	13,100	244,839
Grupo Financiero Banorte S.A.B. de C.V.	145,100	397,232
HDFC Bank Ltd., ADR	32,000	1,387,200
ICICI Bank Ltd., Sponsored ADRA	54,974	536,546
JPMorgan Chase & Co.	36,016	3,448,892
Kasikornbank PCLB	77,100	203,991
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	175,800	701,442
Nordea Bank AbpB	81,206	525,176
Sumitomo Mitsui Financial Group, Inc.B	24,000	632,058
US Bancorp	25,740	939,510
Wells Fargo & Co.	109,948	3,193,989

		23,134,576

Capital Markets - 1.56%
Ameriprise Financial, Inc.	12,400	1,425,256
Bank of New York Mellon Corp.	31,449	1,180,596
Goldman Sachs Group, Inc.	14,124	2,590,624
Morgan Stanley	14,000	552,020
Northern Trust Corp.	14,588	1,154,786
State Street Corp.	5,000	315,200

		7,218,482

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Financials - 11.41% (continued)

Consumer Finance - 0.87%
American Express Co.	8,508	$776,355
Capital One Financial Corp.	25,300	1,638,428
Discover Financial Services	15,400	661,738
Navient Corp.	45,265	344,919
SLM Corp.	73,488	612,890

		4,034,330

Diversified Financial Services - 0.22%
Berkshire Hathaway, Inc., Class BC	1,567	293,593
Equitable Holdings, Inc.	38,600	707,152

		1,000,745

Insurance - 3.51%
AIA Group Ltd.B	190,800	1,736,748
American International Group, Inc.	132,387	3,366,601
Aon PLC	7,200	1,243,224
BB Seguridade Participacoes S.A., Sponsored ADR	82,500	391,875
Chubb Ltd.	29,503	3,186,619
Hartford Financial Services Group, Inc.	16,900	642,031
IRB Brasil Resseguros S/A	58,500	109,945
Ping An Insurance Group Co. of China Ltd., Class HB	135,500	1,373,936
Prudential PLCB	65,732	936,216
RSA Insurance Group PLCB	76,751	349,608
Sampo OYJ, Class AB	16,790	556,967
Sanlam Ltd.B	109,388	349,780
Travelers Cos., Inc.	8,500	860,285
Willis Towers Watson PLC	6,340	1,130,359

		16,234,194

Thrifts & Mortgage Finance - 0.26%
New York Community Bancorp, Inc.	112,044	1,216,798

Total Financials		52,839,125

Health Care - 9.72%

Biotechnology - 1.31%
Amgen, Inc.	10,400	2,487,888
Biogen, Inc.C	1,400	415,562
CSL Ltd.B	16,024	3,176,210

		6,079,660

Health Care Equipment & Supplies - 3.88%
Alcon, Inc.A C	28,500	1,505,085
Alcon, Inc.B C	34,147	1,804,065
Danaher Corp.	19,200	3,138,432
Medtronic PLC	53,491	5,222,326
ResMed, Inc.	13,800	2,143,416
Smith & Nephew PLCB	98,810	1,941,020
STERIS PLC	10,346	1,474,305
Zimmer Biomet Holdings, Inc.	6,100	730,170

		17,958,819

Health Care Providers & Services - 2.12%
Anthem, Inc.	11,949	3,354,443
Centene Corp.C	6,800	452,744
CVS Health Corp.	31,108	1,914,697
Fresenius Medical Care AG & Co. KGaAB	7,299	572,008
Humana, Inc.	1,100	420,002
UnitedHealth Group, Inc.	10,653	3,115,683

		9,829,577

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Health Care - 9.72% (continued)

Life Sciences Tools & Services - 0.51%
ICON PLCC	6,300	$1,010,961
Mettler-Toledo International, Inc.C	1,900	1,367,886

		2,378,847

Pharmaceuticals - 1.90%
Elanco Animal Health, Inc.C	45,826	1,132,361
GlaxoSmithKline PLC, Sponsored ADR	22,500	946,575
Merck KGaAB	3,519	410,159
Novartis AGB	25,197	2,149,457
Novartis AG, Sponsored ADR	18,300	1,550,559
Roche Holding AGB	1,388	482,786
SanofiB	15,068	1,474,157
Sanofi, ADR	13,565	635,249

		8,781,303

Total Health Care		45,028,206

Industrials - 8.14%

Aerospace & Defense - 0.79%
Boeing Co.	2,400	338,448
Embraer S.A., Sponsored ADRC	13,500	85,455
General Dynamics Corp.	9,100	1,188,642
Raytheon Technologies Corp.	17,304	1,121,472
Safran S.A.B	9,975	922,090

		3,656,107

Air Freight & Logistics - 0.58%
DSV Panalpina A/SB	15,655	1,618,379
FedEx Corp.	8,500	1,077,545

		2,695,924

Airlines - 0.14%
Ryanair Holdings PLC, Sponsored ADRC	10,275	652,154

Building Products - 0.78%
Allegion PLC	17,200	1,729,288
Assa Abloy AB, Class BB	38,604	695,087
Johnson Controls International PLC	41,300	1,202,243

		3,626,618

Construction & Engineering - 0.16%
Fluor Corp.	20,400	238,680
Vinci S.A.B	6,224	510,175

		748,855

Electrical Equipment - 0.28%
ABB Ltd.B	47,576	904,353
Vestas Wind Systems A/SB	4,363	376,257

		1,280,610

Industrial Conglomerates - 0.59%
General Electric Co.	402,900	2,739,720

Machinery - 2.89%
Atlas Copco AB, Class AA B	39,913	1,384,774
CNH Industrial N.V.C	138,300	862,992
Cummins, Inc.	9,800	1,602,300
Deere & Co.	8,705	1,262,747

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Industrials - 8.14% (continued)

Machinery - 2.89% (continued)
Epiroc AB, Class AB	52,118	$523,025
Oshkosh Corp.	23,400	1,580,202
PACCAR, Inc.	5,000	346,150
Parker-Hannifin Corp.	9,700	1,533,764
Stanley Black & Decker, Inc.	15,391	1,696,088
Westinghouse Air Brake Technologies Corp.	19,701	1,111,531
Xylem, Inc.	20,500	1,473,950

		13,377,523

Professional Services - 0.93%
Experian PLCB	74,274	2,225,281
RELX PLCB	54,909	1,243,574
Wolters Kluwer N.V.B	11,123	818,961

		4,287,816

Road & Rail - 0.85%
Canadian National Railway Co.	7,100	587,148
Canadian Pacific Railway Ltd.	9,600	2,182,368
JB Hunt Transport Services, Inc.	11,700	1,183,104

		3,952,620

Trading Companies & Distributors - 0.15%
Ferguson PLCB	9,251	669,096

Total Industrials		37,687,043

Information Technology - 10.34%

Communications Equipment - 0.16%
Telefonaktiebolaget LM Ericsson, Sponsored ADR	87,400	739,404

Electronic Equipment, Instruments & Components - 0.99%
Corning, Inc.	53,300	1,173,133
Hitachi Ltd.B	27,000	810,088
Keyence Corp.B	5,100	1,832,248
TE Connectivity Ltd.	10,600	778,676

		4,594,145

IT Services - 2.12%
Accenture PLC, Class A	12,500	2,314,875
Adyen N.V.B C D	243	239,040
Amadeus IT Group S.A.B	20,233	974,938
Cognizant Technology Solutions Corp., Class A	21,693	1,258,628
PayPal Holdings, Inc.C	16,798	2,066,154
Shopify, Inc., Class AC	4,700	2,971,763

		9,825,398

Semiconductors & Semiconductor Equipment - 2.79%
ASML Holding N.V.	6,500	1,874,795
Broadcom, Inc.	6,825	1,853,806
Infineon Technologies AGB	24,697	458,895
Microchip Technology, Inc.A	22,700	1,991,471
QUALCOMM, Inc.	37,045	2,914,330
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	40,300	2,141,139
Texas Instruments, Inc.	14,239	1,652,721

		12,887,157

Software - 3.73%
Adobe, Inc.C	9,200	3,253,488
ANSYS, Inc.C	10,500	2,749,215

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Information Technology - 10.34% (continued)

Software - 3.73% (continued)
Microsoft Corp.	35,231	$6,313,748
Oracle Corp.	56,176	2,975,643
SAP SEB	15,035	1,793,190
Teradata Corp.C	7,500	184,425

		17,269,709

Technology Hardware, Storage & Peripherals - 0.55%
Hewlett Packard Enterprise Co.	109,300	1,099,558
Samsung Electronics Co., Ltd., GDRB	1,386	1,447,685

		2,547,243

Total Information Technology		47,863,056

Materials - 2.56%

Chemicals - 1.88%
Air Liquide S.A.B	7,940	1,011,161
Air Products and Chemicals, Inc.	8,255	1,862,163
Corteva, Inc.C	108,039	2,829,541
PPG Industries, Inc.	3,000	272,490
RPM International, Inc.	18,242	1,211,451
Sika AGB	9,263	1,534,262

		8,721,068

Construction Materials - 0.32%
Martin Marietta Materials, Inc.	7,900	1,502,817

Containers & Packaging - 0.17%
International Paper Co.	23,100	791,175

Metals & Mining - 0.19%
ArcelorMittal S.A.B	30,369	333,555
BHP Group PLCB	31,079	521,958

		855,513

Total Materials		11,870,573

Real Estate - 1.08%

Equity Real Estate Investment Trusts (REITs) - 0.84%
Equity LifeStyle Properties, Inc.	17,800	1,073,518
MGM Growth Properties LLC, Class A	66,334	1,669,627
Sun Communities, Inc.	8,400	1,128,960

		3,872,105

Real Estate Management & Development - 0.24%
Daiwa House Industry Co., Ltd.B	33,936	864,894
ESR Cayman Ltd.B C D	117,800	258,568

		1,123,462

Total Real Estate		4,995,567

Utilities - 2.02%

Electric Utilities - 1.26%
Edison International	19,592	1,150,246
EDP - Energias de Portugal S.A.B	88,807	375,061
Enel SpAB	133,777	915,858
Entergy Corp.	6,370	608,399

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 61.86% (continued)

Utilities - 2.02% (continued)

Electric Utilities - 1.26% (continued)
Exelon Corp.	28,081	$1,041,243
PPL Corp.	47,300	1,202,366
Southern Co.	9,300	527,589

		5,820,762

Gas Utilities - 0.18%
ENN Energy Holdings Ltd.B	73,800	820,302

Multi-Utilities - 0.51%
Dominion Energy, Inc.	18,798	1,449,890
Engie S.A.B	83,189	903,712

		2,353,602

Water Utilities - 0.07%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	44,400	340,104

Total Utilities		9,334,770

Total Common Stocks (Cost $306,585,548)		286,483,265

PREFERRED STOCKS - 0.22% (Cost $1,264,252)

Consumer Discretionary - 0.22%

Automobiles - 0.22%
Volkswagen AGB E	7,133	1,000,980

	Principal Amount

CORPORATE OBLIGATIONS - 16.60%

Basic Materials - 0.40%

Chemicals - 0.17%
Dow Chemical Co., 3.500%, Due 10/1/2024	$146,000	153,158
DuPont de Nemours, Inc., 2.169%, Due 5/1/2023	340,000	342,268
LYB International Finance LLC, 4.200%, Due 5/1/2050	285,000	288,495

		783,921

Iron/Steel - 0.23%
Nucor Corp.,
4.125%, Due 9/15/2022	93,000	97,902
4.000%, Due 8/1/2023	95,000	101,749
Steel Dynamics, Inc., 3.450%, Due 4/15/2030	895,000	851,799

		1,051,450

Total Basic Materials		1,835,371

Communications - 0.96%

Internet - 0.03%
Amazon.com, Inc., 3.875%, Due 8/22/2037	105,000	127,868

Media - 0.63%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.750%, Due 2/15/2028	145,000	154,902
2.800%, Due 4/1/2031	160,000	161,102
Comcast Corp.,
3.150%, Due 3/1/2026	171,000	186,563
3.400%, Due 4/1/2030	270,000	303,168
4.600%, Due 10/15/2038	155,000	194,807
3.750%, Due 4/1/2040	40,000	45,909
Fox Corp., 5.476%, Due 1/25/2039	120,000	151,473
NBCUniversal Enterprise, Inc., 1.833%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)D F	840,000	840,068

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Communications - 0.96% (continued)

Media - 0.63% (continued)
Walt Disney Co.
6.400%, Due 12/15/2035	$77,000	$111,279
4.625%, Due 3/23/2040	210,000	260,503
4.700%, Due 3/23/2050	375,000	501,709

		2,911,483

Telecommunications - 0.30%
AT&T, Inc.,
3.400%, Due 5/15/2025	300,000	317,709
5.350%, Due 9/1/2040	80,000	96,333
T-Mobile USA, Inc.,
3.750%, Due 4/15/2027D	210,000	225,546
3.875%, Due 4/15/2030D	235,000	257,896
Verizon Communications, Inc.,
2.625%, Due 8/15/2026	230,000	243,977
3.150%, Due 3/22/2030	150,000	166,297
4.500%, Due 8/10/2033	90,000	111,966

		1,419,724

Total Communications		4,459,075

Consumer, Cyclical - 0.97%

Airlines - 0.13%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	123,075	108,431
Delta Air Lines, Inc., 7.000%, Due 5/1/2025D	393,000	403,357
United Airlines Pass Through Trust, 2.700%, Due 11/1/2033, Series AA	95,000	83,571

		595,359

Apparel - 0.08%
NIKE, Inc.,
3.250%, Due 3/27/2040	75,000	81,488
3.375%, Due 3/27/2050	135,000	151,361
VF Corp.,
2.050%, Due 4/23/2022	155,000	156,638

		389,487

Auto Manufacturers - 0.17%
American Honda Finance Corp., 2.050%, Due 1/10/2023	225,000	224,507
General Motors Financial Co., Inc., 3.150%, Due 6/30/2022	145,000	138,157
Toyota Motor Credit Corp.,
3.450%, Due 9/20/2023	225,000	239,683
3.375%, Due 4/1/2030	150,000	164,096

		766,443

Auto Parts & Equipment - 0.03%
Aptiv Corp., 4.150%, Due 3/15/2024	160,000	162,756

Retail - 0.56%
Dollar General Corp., 4.125%, Due 5/1/2028	100,000	112,403
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	162,544
Home Depot, Inc.,
3.300%, Due 4/15/2040	185,000	202,131
3.350%, Due 4/15/2050	70,000	77,521
Lowe’s Cos., Inc.,
2.500%, Due 4/15/2026	220,000	228,541
5.000%, Due 4/15/2040	60,000	74,313
5.125%, Due 4/15/2050	150,000	195,792

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Consumer, Cyclical - 0.97% (continued)

Retail - 0.56% (continued)
McDonald’s Corp.,
3.700%, Due 1/30/2026	$212,000	$236,874
3.600%, Due 7/1/2030	60,000	67,702
3.625%, Due 9/1/2049	85,000	93,033
4.200%, Due 4/1/2050	115,000	136,962
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	210,000	227,674
Ross Stores, Inc., 4.600%, Due 4/15/2025	160,000	174,854
Starbucks Corp., 4.000%, Due 11/15/2028	145,000	162,614
Target Corp., 2.250%, Due 4/15/2025	240,000	252,772
TJX Cos., Inc., 3.875%, Due 4/15/2030	90,000	100,637
Walmart, Inc., 3.400%, Due 6/26/2023	70,000	75,577

		2,581,944

Total Consumer, Cyclical		4,495,989

Consumer, Non-Cyclical - 0.89%

Agriculture - 0.02%
Cargill, Inc., 1.375%, Due 7/23/2023D	105,000	105,534

Beverages - 0.10%
Coca-Cola Co.,
4.125%, Due 3/25/2040	65,000	81,015
4.200%, Due 3/25/2050	110,000	142,398
2.600%, Due 6/1/2050	220,000	219,280

		442,693

Biotechnology - 0.04%
Amgen, Inc., 4.400%, Due 5/1/2045	160,000	196,086

Commercial Services - 0.06%
Moody’s Corp., 4.875%, Due 12/17/2048	100,000	131,532
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	149,911

		281,443

Food - 0.05%
Mondelez International, Inc., 2.125%, Due 4/13/2023	165,000	167,950
Sysco Corp., 6.600%, Due 4/1/2050	60,000	74,164

		242,114

Health Care - Products - 0.05%
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	235,000	244,331

Health Care - Services - 0.12%
Anthem, Inc., 3.125%, Due 5/15/2050	170,000	169,571
HCA, Inc., 4.125%, Due 6/15/2029	135,000	146,043
Humana, Inc., 3.150%, Due 12/1/2022	155,000	160,301
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	70,000	84,579

		560,494

Household Products/Wares - 0.08%
Procter & Gamble Co.,
3.550%, Due 3/25/2040	225,000	270,643
3.600%, Due 3/25/2050	65,000	82,697

		353,340

Pharmaceuticals - 0.37%
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	165,695
4.450%, Due 5/14/2046	115,000	134,017

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Consumer, Non-Cyclical - 0.89% (continued)

Pharmaceuticals - 0.37% (continued)
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029D	$215,000	$246,022
Cigna Corp., 4.125%, Due 11/15/2025	160,000	179,389
CVS Health Corp.,
3.700%, Due 3/9/2023	115,000	121,855
4.100%, Due 3/25/2025	90,000	99,279
4.125%, Due 4/1/2040	115,000	129,048
5.050%, Due 3/25/2048	100,000	126,722
4.250%, Due 4/1/2050	145,000	169,771
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	171,572
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	167,901

		1,711,271

Total Consumer, Non-Cyclical		4,137,306

Energy - 1.04%

Oil & Gas - 0.63%
Apache Corp., 4.250%, Due 1/15/2044	900,000	589,417
BP Capital Markets America, Inc.,
3.796%, Due 9/21/2025	105,000	113,873
3.000%, Due 2/24/2050	90,000	84,875
Concho Resources, Inc.,
4.300%, Due 8/15/2028	180,000	183,041
4.875%, Due 10/1/2047	720,000	712,721
Diamondback Energy, Inc., 2.875%, Due 12/1/2024	180,000	163,725
EOG Resources, Inc., 4.375%, Due 4/15/2030	90,000	99,922
Exxon Mobil Corp., 3.452%, Due 4/15/2051	385,000	421,105
Marathon Petroleum Corp.,
4.500%, Due 5/1/2023	170,000	170,299
5.125%, Due 12/15/2026	95,000	96,279
Phillips 66, 4.300%, Due 4/1/2022	183,000	190,771
Valero Energy Corp., 2.700%, Due 4/15/2023	90,000	89,873

		2,915,901

Pipelines - 0.41%
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	124,000	131,915
Energy Transfer Operating LP, 3.750%, Due 5/15/2030	60,000	54,607
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	105,000	118,528
MPLX LP,
4.125%, Due 3/1/2027	125,000	120,878
5.200%, Due 3/1/2047	54,000	50,384
ONEOK, Inc., 4.550%, Due 7/15/2028	185,000	167,793
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	56,842
3.750%, Due 3/1/2028	130,000	126,058
Plains All American Pipeline LP / PAA Finance Corp., 4.700%, Due 6/15/2044	860,000	706,803
Sabine Pass Liquefaction LLC,
5.625%, Due 4/15/2023	155,000	161,637
5.625%, Due 3/1/2025	95,000	99,559
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	66,147
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	57,000	56,185

		1,917,336

Total Energy		4,833,237

Financial - 6.05%

Banks - 4.39%
Bank of America Corp.,
2.456%, Due 10/22/2025, (3-mo. USD LIBOR + 0.870%)F	395,000	403,996
5.000%, Due 1/21/2044	345,000	451,065
4.083%, Due 3/20/2051, (3-mo. USD LIBOR + 3.150%)F	1,810,000	2,173,459

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Financial - 6.05% (continued)

Banks - 4.39% (continued)
Bank of New York Mellon Corp., 3.250%, Due 5/16/2027	$260,000	$282,611
Citigroup, Inc.,
3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	490,000	529,227
4.412%, Due 3/31/2031, (SOFR + 3.914%)F	75,000	86,344
5.316%, Due 3/26/2041, (SOFR + 4.548%)F	1,960,000	2,511,604
Fifth Third Bancorp, 2.550%, Due 5/5/2027	155,000	154,695
Goldman Sachs Group, Inc.,
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	395,000	403,741
3.500%, Due 1/23/2025	145,000	153,352
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)F	80,000	83,638
JPMorgan Chase & Co.,
2.301%, Due 10/15/2025, (SOFR + 1.160%)F	430,000	438,945
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	235,000	256,823
4.493%, Due 3/24/2031, (SOFR + 3.790%)F	2,030,000	2,400,708
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	205,000	231,598
3.109%, Due 4/22/2051, (SOFR + 2.440%)F	330,000	341,723
Morgan Stanley,
3.700%, Due 10/23/2024	330,000	356,047
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	260,000	281,943
5.597%, Due 3/24/2051, (SOFR + 4.840%)F	1,960,000	2,816,355
PNC Financial Services Group, Inc., 3.500%, Due 1/23/2024	235,000	250,893
State Street Corp.,
4.375%, Due 3/7/2021	165,000	169,892
3.300%, Due 12/16/2024	255,000	278,446
Truist Bank, 2.450%, Due 8/1/2022	195,000	199,148
Truist Financial Corp., 2.750%, Due 4/1/2022	360,000	369,304
US Bancorp,
3.375%, Due 2/5/2024	135,000	145,005
2.400%, Due 7/30/2024	315,000	328,279
Wells Fargo & Co.,
2.016%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	2,033,000	2,030,858
2.572%, Due 2/11/2031, (3-mo. USD LIBOR + 1.000%)F	370,000	367,349
4.478%, Due 4/4/2031, (3-mo. USD LIBOR + 3.770%)F	800,000	928,483
4.750%, Due 12/7/2046	150,000	177,829
5.013%, Due 4/4/2051, (3-mo. USD LIBOR + 4.240%)F	550,000	722,061

		20,325,421

Diversified Financial Services - 0.78%
American Express Co.,
2.341%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)F	865,000	857,507
3.400%, Due 2/27/2023	255,000	266,874
4.200%, Due 11/6/2025	240,000	270,257
4.050%, Due 12/3/2042	70,000	85,851
BlackRock, Inc., 1.900%, Due 1/28/2031	155,000	154,953
Capital One Financial Corp., 3.200%, Due 1/30/2023	235,000	239,261
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	150,000	163,703
Mastercard, Inc.,
3.300%, Due 3/26/2027	125,000	139,367
3.350%, Due 3/26/2030	210,000	239,097
3.850%, Due 3/26/2050	60,000	74,828
Nasdaq, Inc., 3.250%, Due 4/28/2050	485,000	486,510
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	155,000	162,146
TD Ameritrade Holding Corp., 2.750%, Due 10/1/2029	160,000	164,923
USAA Capital Corp., 1.500%, Due 5/1/2023D	150,000	151,233
Visa, Inc., 3.150%, Due 12/14/2025	165,000	182,155

		3,638,665

Insurance - 0.50%
American International Group, Inc., 4.500%, Due 7/16/2044	340,000	375,579
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	140,000	153,838

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Financial - 6.05% (continued)

Insurance - 0.50% (continued)
CNA Financial Corp., 3.900%, Due 5/1/2029	$120,000	$124,812
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023D	27,000	28,719
4.569%, Due 2/1/2029D	95,000	106,524
Metropolitan Life Global Funding, 0.598%, Due 1/13/2023, (SOFR + 0.570%)D F	910,000	877,741
New York Life Insurance Co., 3.750%, Due 5/15/2050D	110,000	124,791
Prudential Financial, Inc., 4.350%, Due 2/25/2050	265,000	303,178
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	158,599
Willis North America, Inc., 3.600%, Due 5/15/2024	60,000	63,086

		2,316,867

Real Estate - 0.38%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	138,206
Boston Properties LP,
3.200%, Due 1/15/2025	150,000	155,364
2.900%, Due 3/15/2030	125,000	122,099
Camden Property Trust, 3.150%, Due 7/1/2029	145,000	153,272
Crown Castle International Corp.,
3.400%, Due 2/15/2021	171,000	172,578
3.700%, Due 6/15/2026	165,000	179,172
Digital Realty Trust LP, 3.700%, Due 8/15/2027	165,000	176,338
ERP Operating LP, 3.000%, Due 4/15/2023	93,000	95,708
Essex Portfolio LP, 2.650%, Due 3/15/2032	150,000	144,722
Healthpeak Properties, Inc., 3.250%, Due 7/15/2026	160,000	160,624
Public Storage, 2.370%, Due 9/15/2022	185,000	188,825
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	74,612

		1,761,520

Total Financial		28,042,473

Industrial - 1.46%

Aerospace/Defense - 0.35%
Boeing Co., 3.950%, Due 8/1/2059	245,000	191,856
General Dynamics Corp.,
3.500%, Due 5/15/2025	285,000	313,835
4.250%, Due 4/1/2040	120,000	147,631
4.250%, Due 4/1/2050	50,000	64,603
Northrop Grumman Corp.,
5.150%, Due 5/1/2040	180,000	239,836
3.850%, Due 4/15/2045	210,000	245,134
5.250%, Due 5/1/2050	185,000	262,565
Raytheon Technologies Corp., 4.125%, Due 11/16/2028	145,000	168,293

		1,633,753

Building Materials - 0.03%
Carrier Global Corp., 2.242%, Due 2/15/2025D	160,000	158,826

Electrical Components & Equipment - 0.03%
Emerson Electric Co., 1.800%, Due 10/15/2027	125,000	124,522

Electronics - 0.03%
Allegion PLC, 3.500%, Due 10/1/2029	155,000	153,138

Environmental Control - 0.04%
Republic Services, Inc., 2.500%, Due 8/15/2024	160,000	166,587

Hand/Machine Tools - 0.10%
Snap-on, Inc., 3.100%, Due 5/1/2050	450,000	448,353

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Industrial - 1.46% (continued)

Machinery - Construction & Mining - 0.01%
Caterpillar, Inc., 2.600%, Due 4/9/2030	$60,000	$63,602

Machinery - Diversified - 0.05%
Deere & Co., 3.750%, Due 4/15/2050	75,000	89,750
John Deere Capital Corp., 2.150%, Due 9/8/2022	120,000	123,355

		213,105

Metal Fabricate/Hardware - 0.04%
Precision Castparts Corp., 3.250%, Due 6/15/2025	160,000	173,946

Miscellaneous Manufacturing - 0.28%
3M Co., 3.700%, Due 4/15/2050	285,000	340,311
Eaton Corp., 2.750%, Due 11/2/2022	160,000	165,525
General Electric Co.,
3.450%, Due 5/15/2024	160,000	164,327
3.450%, Due 5/1/2027	175,000	178,131
4.350%, Due 5/1/2050	445,000	448,388

		1,296,682

Transportation - 0.50%
Burlington Northern Santa Fe LLC,
3.650%, Due 9/1/2025	140,000	156,674
4.700%, Due 9/1/2045	60,000	77,172
FedEx Corp.,
3.800%, Due 5/15/2025	150,000	160,670
5.250%, Due 5/15/2050	390,000	470,133
Norfolk Southern Corp., 2.900%, Due 6/15/2026	155,000	164,599
Union Pacific Corp., 4.100%, Due 9/15/2067	170,000	194,115
United Parcel Service, Inc.,
3.400%, Due 3/15/2029	155,000	171,964
5.200%, Due 4/1/2040	170,000	226,155
5.300%, Due 4/1/2050	490,000	700,582

		2,322,064

Total Industrial		6,754,578

Technology - 3.43%

Computers - 1.50%
Apple, Inc., 2.850%, Due 5/11/2024	375,000	401,397
Dell International LLC / EMC Corp.,
4.420%, Due 6/15/2021D	235,000	238,816
5.300%, Due 10/1/2029D	1,680,000	1,748,923
Hewlett Packard Enterprise Co.,
6.200%, Due 10/15/2035	60,000	70,936
6.350%, Due 10/15/2045	1,670,000	1,998,889
International Business Machines Corp., 4.250%, Due 5/15/2049	2,000,000	2,457,977

		6,916,938

Semiconductors - 1.06%
Analog Devices, Inc., 3.900%, Due 12/15/2025	160,000	174,391
Applied Materials, Inc., 2.625%, Due 10/1/2020	185,000	186,008
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	145,000	149,806
Intel Corp.,
3.900%, Due 3/25/2030	90,000	106,838
4.750%, Due 3/25/2050	330,000	464,883
4.950%, Due 3/25/2060	115,000	164,013
Lam Research Corp.,
3.750%, Due 3/15/2026	85,000	95,140
1.900%, Due 6/15/2030	155,000	154,489

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Technology - 3.43% (continued)

Semiconductors - 1.06% (continued)
Micron Technology, Inc., 5.327%, Due 2/6/2029	$2,495,000	$2,854,469
NVIDIA Corp.,
3.500%, Due 4/1/2040	150,000	168,600
3.500%, Due 4/1/2050	235,000	269,659
QUALCOMM, Inc., 2.900%, Due 5/20/2024	125,000	133,399

		4,921,695

Software - 0.87%
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	115,000	120,812
Fiserv, Inc., 3.200%, Due 7/1/2026	165,000	176,681
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	326,213
Oracle Corp.,
2.500%, Due 5/15/2022	285,000	293,247
4.300%, Due 7/8/2034	238,000	291,605
3.600%, Due 4/1/2050	795,000	903,064
3.850%, Due 4/1/2060	730,000	845,784
VMware, Inc., 4.700%, Due 5/15/2030	1,010,000	1,079,730

		4,037,136

Total Technology		15,875,769

Utilities - 1.40%

Electric - 1.26%
American Electric Power Co., Inc., 3.650%, Due 12/1/2021, Series I	80,000	82,658
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	60,000	74,024
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	78,000	109,688
Consolidated Edison Co. of New York, Inc.,
4.625%, Due 12/1/2054	65,000	83,481
3.350%, Due 4/1/2030, Series 20A	595,000	654,423
3.950%, Due 4/1/2050, Series 20B	165,000	197,199
Consumers Energy Co., 2.500%, Due 5/1/2060	155,000	151,520
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	122,212
Dominion Energy, Inc., 3.375%, Due 4/1/2030	150,000	163,092
DPL, Inc., 7.250%, Due 10/15/2021	339,000	341,288
Duke Energy Corp.,
3.550%, Due 9/15/2021	200,000	205,025
3.750%, Due 4/15/2024	160,000	174,095
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	262,346
Edison International, 4.950%, Due 4/15/2025	120,000	130,995
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	122,000	146,069
Exelon Corp.,
4.050%, Due 4/15/2030	260,000	296,850
4.700%, Due 4/15/2050	160,000	205,835
Florida Power & Light Co., 3.950%, Due 3/1/2048	105,000	134,298
Georgia Power Co., 2.100%, Due 7/30/2023, Series A	150,000	154,741
MidAmerican Energy Co., 3.100%, Due 5/1/2027	170,000	183,913
Narragansett Electric Co., 3.395%, Due 4/9/2030D	885,000	984,338
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	140,000	149,658
4.300%, Due 3/15/2049	105,000	134,607
NextEra Energy Capital Holdings, Inc.,
2.403%, Due 9/1/2021	80,000	81,326
2.750%, Due 5/1/2025	120,000	127,696
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	160,000	170,979
Southern Power Co., 4.150%, Due 12/1/2025	101,000	110,598
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	184,873

		5,817,827

Gas - 0.14%
National Fuel Gas Co., 3.950%, Due 9/15/2027	235,000	210,872

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 16.60% (continued)

Utilities - 1.40% (continued)

Gas - 0.14% (continued)
NiSource, Inc.,
3.490%, Due 5/15/2027	$105,000	$112,851
3.950%, Due 3/30/2048	175,000	198,888
Southern California Gas Co., 2.550%, Due 2/1/2030	120,000	127,029

		649,640

Total Utilities		6,467,467

Total Corporate Obligations (Cost $70,028,913)		76,901,265

FOREIGN CORPORATE OBLIGATIONS - 3.09%

Basic Materials - 0.23%

Chemicals - 0.03%
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	163,543

Mining - 0.20%
Anglo American Capital Co., 5.625%, Due 4/1/2030D	785,000	866,820
Teck Resources Ltd., 6.000%, Due 8/15/2040	65,000	60,213

		927,033

Total Basic Materials		1,090,576

Communications - 0.12%

Telecommunications - 0.12%
Bell Canada, Inc., 4.464%, Due 4/1/2048	90,000	112,246
Rogers Communications, Inc., 3.625%, Due 12/15/2025	145,000	160,993
TELUS Corp., 2.800%, Due 2/16/2027	106,000	108,457
Vodafone Group PLC, 3.750%, Due 1/16/2024	165,000	178,050

		559,746

Total Communications		559,746

Consumer, Non-Cyclical - 0.95%

Beverages - 0.93%
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	70,000	75,379
5.450%, Due 1/23/2039	3,215,000	3,873,514
5.550%, Due 1/23/2049	110,000	137,529
Coca-Cola Femsa S.A.B. de C.V., 2.750%, Due 1/22/2030	210,000	208,630

		4,295,052

Commercial Services - 0.02%
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	98,855

Total Consumer, Non-Cyclical		4,393,907

Energy - 0.79%

Oil & Gas - 0.79%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	145,000	138,310
Petroleos Mexicanos,
6.750%, Due 9/21/2047	240,000	165,000
7.690%, Due 1/23/2050D	1,340,000	984,900
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049D	2,160,000	2,201,691
Shell International Finance B.V., 2.000%, Due 11/7/2024	170,000	171,969

		3,661,870

Total Energy		3,661,870

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 3.09% (continued)

Financial - 0.98%

Banks - 0.98%
Bank of Montreal,
0.830%, Due 3/10/2023, (SOFR + 0.680%)F	$1,610,000	$1,550,849
3.300%, Due 2/5/2024, Series E	310,000	327,321
Canadian Imperial Bank of Commerce, 0.832%, Due 3/17/2023, (SOFR + 0.800%)F	1,335,000	1,287,060
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	152,000	155,862
Mitsubishi UFJ Financial Group, Inc., 2.623%, Due 7/18/2022	190,000	193,847
Royal Bank of Canada, 2.250%, Due 11/1/2024	310,000	317,393
Santander UK PLC, 2.100%, Due 1/13/2023	200,000	201,375
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	460,000	488,531

		4,522,238

Total Financial		4,522,238

Industrial - 0.02%

Machinery - Diversified - 0.02%
CNH Industrial N.V., 3.850%, Due 11/15/2027	85,000	84,701

Total Foreign Corporate Obligations (Cost $14,010,940)		14,313,038

FOREIGN SOVEREIGN OBLIGATIONS - 0.05%
Mexico Government International Bond, 3.250%, Due 4/16/2030	145,000	131,372
Panama Government International Bond, 3.160%, Due 1/23/2030	95,000	96,901

Total Foreign Sovereign Obligations (Cost $239,231)		228,273

ASSET-BACKED OBLIGATIONS - 0.85%
American Express Credit Account Master Trust, 3.060%, Due 2/15/2024, 2018 6 A	125,000	128,480
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	56,979	57,004
Citibank Credit Card Issuance Trust, 2.190%, Due 11/20/2023, 2016 A2 A2	105,000	107,060
Ford Credit Auto Lease Trust, 2.220%, Due 10/15/2022, 2019 B A3	400,000	401,840
GM Financial Automobile Leasing Trust, 2.980%, Due 12/20/2021, 2019 1 A3	150,000	151,325
GM Financial Consumer Automobile Receivables Trust,
1.840%, Due 9/16/2024, 2020 1 A3	245,000	248,585
1.490%, Due 12/16/2024, 2020 2 A3	90,000	90,252
Honda Auto Receivables Owner Trust, 2.830%, Due 3/20/2023, 2019 1 A3	195,000	199,831
Jersey Mike’s Funding, 4.433%, Due 2/15/2050, 2019 1A A2D	155,000	142,137
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	322,698	326,526
Mercedes-Benz Auto Lease Trust, 2.000%, Due 10/17/2022, 2019 B A3	265,000	265,644
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	161,345	165,423
Towd Point Mortgage Trust, 3.875%, Due 5/25/2058, 2018 3 A2D G	275,000	270,564
Toyota Auto Receivables Owner Trust,
1.920%, Due 1/16/2024, 2019 D A3	520,000	529,516
1.360%, Due 8/15/2024, 2020 B A3	275,000	276,993
Verizon Owner Trust, 1.850%, Due 7/22/2024, 2020 A A1A	575,000	581,241

Total Asset-Backed Obligations (Cost $3,915,768)		3,942,421

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.56%
Angel Oak Mortgage Trust,
3.628%, Due 3/25/2049, 2019 2 A1D G	468,750	482,569
2.620%, Due 11/25/2059, 2019 6 A1D G	808,963	816,337
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047, 4881 PB	160,336	165,230
Residential Mortgage Loan Trust, 2.633%, Due 9/25/2059, 2019 3 A1D G	1,128,299	1,123,020

Total Collateralized Mortgage Obligations (Cost $2,535,401)		2,587,156

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.35%
Bank,
3.183%, Due 8/15/2061, 2019 BN19 A3	450,000	483,687
2.920%, Due 12/15/2052, 2019 BN23 A3	165,000	174,494
Credit Suisse Mortgage Capital Certificates, 1.794%, Due 5/15/2036, 2019 ICE4 A, (1-mo. USD LIBOR + 0.980%)D F	575,000	559,630

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.35% (continued)
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013 C12 ASB	$188,947	$191,135
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014 C19 A3	230,580	232,687

Total Commercial Mortgage-Backed Obligations (Cost $1,615,779)		1,641,633

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.25%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	166,632	178,163
3.000%, Due 11/1/2032	186,921	198,944
3.000%, Due 11/1/2046	490,945	519,982
3.000%, Due 4/1/2047	527,170	564,151
3.500%, Due 1/1/2048	572,194	611,314
4.000%, Due 4/1/2048	451,782	485,170
3.000%, Due 8/1/2048	508,215	543,828
3.000%, Due 11/1/2049	841,677	893,289
4.000%, Due 11/1/2049	375,883	400,427
Federal National Mortgage Association,
3.500%, Due 1/1/2028	75,093	79,394
3.000%, Due 7/1/2032	402,247	424,140
4.500%, Due 4/1/2034	138,014	151,712
3.000%, Due 10/1/2034	492,316	521,879
3.500%, Due 6/1/2037	266,030	284,978
5.500%, Due 6/1/2038	21,723	24,789
3.000%, Due 10/1/2039	1,284,335	1,356,629
3.000%, Due 11/1/2039	346,450	366,395
5.000%, Due 5/1/2040	147,113	167,656
5.000%, Due 6/1/2040	125,434	143,398
5.000%, Due 3/1/2042	72,365	82,376
3.500%, Due 7/1/2043	135,266	146,004
4.000%, Due 11/1/2044	104,444	115,522
4.000%, Due 7/1/2045	732,051	796,503
3.500%, Due 8/1/2045	114,299	122,839
3.500%, Due 5/1/2046	394,149	420,700
3.000%, Due 6/1/2046	511,097	542,592
4.000%, Due 7/1/2046	255,905	279,093
3.000%, Due 10/1/2046	464,199	491,206
3.000%, Due 11/1/2046	496,049	529,315
3.500%, Due 11/1/2046	744,013	800,008
3.000%, Due 12/1/2046	327,627	350,618
3.000%, Due 2/1/2047	507,592	536,983
3.500%, Due 3/1/2047	93,457	100,465
4.500%, Due 7/1/2047	98,261	106,342
4.500%, Due 8/1/2047	241,725	262,788
3.500%, Due 9/1/2047	223,676	241,917
3.500%, Due 2/1/2048	456,042	484,191
4.000%, Due 3/1/2048	505,682	540,467
4.500%, Due 7/1/2048	551,232	597,398
3.000%, Due 10/1/2048	283,038	291,709
3.500%, Due 12/1/2048	1,045,334	1,107,507
4.500%, Due 3/1/2049	839,888	905,552
3.000%, Due 9/1/2049	302,202	322,349
4.500%, Due 9/1/2049	501,086	540,200
4.000%, Due 10/1/2049	638,730	681,345
4.500%, Due 10/1/2049	528,765	569,557
4.000%, Due 11/1/2049	774,878	835,216
Government National Mortgage Association,
5.000%, Due 10/15/2039	93,720	107,104
3.500%, Due 9/15/2041	261,647	280,924
3.500%, Due 8/20/2047	138,819	148,190
3.500%, Due 10/20/2047	169,943	181,257

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.25% (continued)
Government National Mortgage Association, (continued)
4.000%, Due 12/20/2047	$318,000	$340,846
4.000%, Due 1/20/2048	313,098	335,942
4.000%, Due 1/20/2050	793,679	845,129
5.000%, Due 1/20/2050	593,329	640,489
4.500%, Due 2/20/2050	447,504	480,189
5.000%, Due 2/20/2050	203,805	220,161

Total U.S. Agency Mortgage-Backed Obligations (Cost $23,354,545)		24,297,231

U.S. TREASURY OBLIGATIONS - 8.29%
U.S. Treasury Notes/Bonds,
0.345%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)F	13,720,000	13,746,903
0.425%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)F	10,370,000	10,406,644
2.375%, Due 8/15/2024	3,000,000	3,261,328
1.125%, Due 2/28/2025	2,160,000	2,241,844
1.500%, Due 1/31/2027	780,000	831,706
1.500%, Due 2/15/2030	2,110,000	2,285,229
3.000%, Due 2/15/2049	3,315,000	4,697,070
2.375%, Due 11/15/2049	715,000	908,357

Total U.S. Treasury Obligations (Cost $36,651,519)		38,379,081

	Shares

SHORT-TERM INVESTMENTS - 2.75%

Investment Companies - 2.56%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.27%H I	11,836,241	11,836,241

	Principal Amount

U.S. Treasury Obligations - 0.19%
U.S. Treasury Bill, 1.548%, Due 8/6/2020J	$900,000	899,739

Total Short-Term Investments (Cost $12,732,566)		12,735,980

	Shares

SECURITIES LENDING COLLATERAL - 0.21% (Cost $992,312)

Investment Companies - 0.21%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.27%H I	992,312	992,312

TOTAL INVESTMENTS - 100.08% (Cost $473,926,774)		463,502,635
LIABILITIES, NET OF OTHER ASSETS - (0.08%)		(370,695)

TOTAL NET ASSETS - 100.00%		$463,131,940

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at April 30, 2020 (Note 9).

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $71,511,812 or 15.44% of net assets.

C Non-income producing security.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $14,443,610 or 3.12% of net assets. The Fund has no right to demand registration of these securities.

E A type of Preferred Stock that has no maturity date.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on April 30, 2020.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

I 7-day yield.

J This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

DAC - Designated Activity Company.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

NASDAQ - National Association of Securities Dealers Automated Quotations.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REMIC - Real Estate Mortgage Investment Conduit.

SOFR - Secured Overnight Financing Rate.

Long Futures Contracts Open on April 30, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	25	June 2020	$3,189,555	$3,628,000	$438,445
Mini MSCI Emerging Markets Index Futures	18	June 2020	742,219	815,310	73,091
Mini MSCI EAFE Index Futures	22	June 2020	1,664,929	1,802,130	137,201

			$5,596,703	$6,245,440	$648,737

Forward Foreign Currency Contracts Open on April 30, 2020:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	53,439	USD	52,995	5/5/2020	SSB	$444	$-	$444

						$444	$-	$444

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
GBP	Pound Sterling
USD	United States Dollar

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	MSCI Europe, Australasia, and Far East.
S&P 500	S&P 500 Index - U.S. Equity Large Cap Index.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2020 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of April 30, 2020, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$215,972,433	$70,510,832	$-	$286,483,265
Preferred Stocks	-	1,000,980	-	1,000,980
Corporate Obligations	-	76,901,265	-	76,901,265
Foreign Corporate Obligations	-	14,313,038	-	14,313,038
Foreign Sovereign Obligations	-	228,273	-	228,273
Asset-Backed Obligations	-	3,942,421	-	3,942,421
Collateralized Mortgage Obligations	-	2,587,156	-	2,587,156
Commercial Mortgage-Backed Obligations	-	1,641,633	-	1,641,633
U.S. Agency Mortgage-Backed Obligations	-	24,297,231	-	24,297,231
U.S. Treasury Obligations	-	38,379,081	-	38,379,081
Short-Term Investments	11,836,241	899,739	-	12,735,980
Securities Lending Collateral	992,312	-	-	992,312

Total Investments in Securities – Assets	$228,800,986	$234,701,649	$-	$463,502,635

Financial Derivative Instruments – Assets
Futures Contracts	$648,737	$-	$-	$648,737
Forward Foreign Currency Contracts	-	444	-	444

Total Financial Derivative Instruments – Assets	$648,737	$444	$-	$649,181

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended April 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

April 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†§	$450,674,082
Investments in affiliated securities, at fair value‡	12,828,553
Foreign currency, at fair value^	127,555
Cash	45,318
Dividends and interest receivable	1,158,695
Receivable for investments sold	3,251,061
Receivable for tax reclaims	266,056
Unrealized appreciation from forward foreign currency contracts	444
Receivable for variation margin on open futures contracts (Note 5)	648,913
Prepaid expenses	77,956

Total assets	469,078,633

Liabilities:
Payable for investments purchased	3,511,615
Cash due to broker for futures contracts	763,362
Management and sub-advisory fees payable (Note 2)	393,382
Transfer agent fees payable (Note 2)	2,253
Payable upon return of securities loaned (Note 9)§	992,312
Custody and fund accounting fees payable	205,774
Professional fees payable	24,783
Payable for prospectus and shareholder reports	48,743
Other liabilities	4,469

Total liabilities	5,946,693

Net assets	$463,131,940

Analysis of net assets:
Paid-in-capital	$478,513,286
Total distributable earnings (deficits)A	(15,381,346)

Net assets	$463,131,940

Shares outstanding at no par value (unlimited shares authorized)	48,552,272
Net assets	$463,131,940
Net asset value, offering and redemption price per share	$9.54

† Cost of investments in unaffiliated securities	$461,098,221
‡ Cost of investments in affiliated securities	$12,828,553
§ Fair value of securities on loan	$8,864,564
^ Cost of foreign currency	$126,291

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended April 30, 2020 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$3,835,535
Dividend income from affiliated securities (Note 8)	99,405
Interest income (net of foreign taxes)†	2,140,275
Income derived from securities lending (Note 9)	17,667

Total investment income	6,092,882

Expenses:
Management and sub-advisory fees (Note 2)	780,621
Transfer agent fees	6,104
Custody and fund accounting fees	47,157
Professional fees	96,868
Registration fees and expenses	54
Prospectus and shareholder report expenses	40,269
Trustee fees (Note 2)	7,872
Other expenses	17,367

Total expenses	996,312

Net investment income	5,096,570

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(4,668,159)
Commission recapture (Note 1)	567
Foreign currency transactions	(47,558)
Futures contracts	(2,095,913)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(44,150,729)
Foreign currency transactions	241
Forward foreign currency contracts	444
Futures contracts	463,700

Net (loss) from investments	(50,497,407)

Net (decrease) in net assets resulting from operations	$(45,400,837)

† Foreign taxes	$174,459

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Six Months Ended April 30, 2020	Year Ended October 31, 2019
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$5,096,570	$13,603,228
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	(6,811,063)	6,313,996
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	(43,686,344)	35,213,217

Net increase (decrease) in net assets resulting from operations	(45,400,837)	55,130,441

Distributions to shareholders:
Total retained earnings	(21,708,541)	(32,982,071)

Net distributions to shareholders	(21,708,541)	(32,982,071)

Capital share transactions (Note 11):
Proceeds from sales of shares	5,157,921	9,523,310
Reinvestment of dividends and distributions	21,708,541	32,982,071
Cost of shares redeemed	(36,457,303)	(87,656,252)

Net (decrease) in net assets from capital share transactions	(9,590,841)	(45,150,871)

Net (decrease) in net assets	(76,700,219)	(23,002,501)

Net assets:
Beginning of period	539,832,159	562,834,660

End of period	$463,131,940	$539,832,159

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of April 30, 2020, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended April 30, 2020, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and WCM Investment Management LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the period ended April 30, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$256,840
Sub-Advisor Fees	0.21%	523,781

Total	0.31%	$780,621

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the period ended April 30, 2020, the Manager received securities lending fees of $1,532 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended April 30, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$7,774	$460	$8,234

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended April 30, 2020, the Fund did not utilize the credit facility.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of April 30, 2020, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 88% of the Fund’s outstanding shares.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates,

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting,

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Notes to Financial Statements

April 30, 2020 (Unaudited)

auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the period ended April 30, 2020 are disclosed in the Notes to the Schedule of Investments.

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Notes to Financial Statements

April 30, 2020 (Unaudited)

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in it’s Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its

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Notes to Financial Statements

April 30, 2020 (Unaudited)

participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home

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Notes to Financial Statements

April 30, 2020 (Unaudited)

Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Inter-Bank Offered Rate (“LIBOR”) or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended April 30, 2020, the Fund entered into forward foreign currency contracts primarily for settlement purposes.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly

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Notes to Financial Statements

April 30, 2020 (Unaudited)

volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended April 30, 2020
Fund	Purchased Contracts	Sold Contracts
Diversified	$13,360	$-

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended April 30, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended April 30, 2020
Diversified	96

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

The effect of financial derivative instruments on the Statement of Assets and Liabilities as of April 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$444	$-	$-	$-	$444
Receivable for variation margin from open futures contracts(2)	-	-	-	-	648,737	648,737

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Notes to Financial Statements

April 30, 2020 (Unaudited)

The effect of financial derivative instruments on the Statement of Operations as of April 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(2,095,913)	$(2,095,913)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$444	$-	$-	$-	$444
Futures contracts	-	-	-	-	463,700	463,700

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, April 30, 2020.

Offsetting of Financial and Derivative Assets as of April 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$648,737	$-
Forward Foreign Currency Contracts(2)	444	-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$649,181	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(648,737)	$-

Total derivative assets and liabilities subject to an MNA	$444	$-

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of April 30, 2020:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$444	$-	$-	$-	$444

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Notes to Financial Statements

April 30, 2020 (Unaudited)

	Remaining Contractual Maturity of the Agreements As of April 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$992,312	$-	$-	$-	$992,312

Total Borrowings	$992,312	$-	$-	$-	$992,312

Gross amount of recognized liabilities for securities lending transactions					$992,312

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or

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Notes to Financial Statements

April 30, 2020 (Unaudited)

otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts and foreign currency futures contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a

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Notes to Financial Statements

April 30, 2020 (Unaudited)

Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit).

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations and political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability , (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund price its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Additionally, during periods of heavy redemptions, the Fund may borrow fund through the interfund credit facility, or from a bank line of credit, which may increase costs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘GNMA’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid, or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned, or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of April 30, 2020, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$478,176,523	$34,426,425	$(49,102,048)	$(14,675,623)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019, the Fund did not have any capital loss carryforwards.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended April 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$217,985,505	$24,933,093	$201,187,747	$30,332,568

A summary of the Fund’s transactions in the USG Select Fund for the period ended April 30, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	April 30, 2020 Shares/Fair Value	Dividend Income
Diversified	Direct	$15,761,567	$126,258,683	$130,184,009	$11,836,241	$99,405
Diversified	Securities Lending	2,453,395	14,027,153	15,488,236	992,312	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of April 30, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$8,864,564	$992,312	$8,335,008	$9,327,320

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended April 30, 2020, the Fund did not utilize this facility.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2020 (Unaudited)

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Six Months Ended April 30, 2020		Year Ended October 31, 2019
	(unaudited)
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	483,403	5,157,921	917,451	9,523,310
Reinvestment of dividends	2,000,787	$21,708,541	3,557,936	$32,982,071
Shares redeemed	(3,558,635)	(36,457,303)	(8,500,350)	(87,656,252)

Net (decrease) in shares outstanding	(1,074,445)	$(9,590,841)	(4,024,963)	$(45,150,871)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. Management’s evaluation is ongoing, and the financial landscape continues to change.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Six Months EndedA April 30,		Year Ended October 31,		March 24, 2017B to October 31,

	2020		2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$10.88		$10.49	$10.90	$10.00

Income from investment operations:
Net investment income (loss)	0.10	G	0.28	0.24	0.12
Net gains (losses) on investments (both realized and unrealized)	(1.00)		0.74	(0.40)	0.78

Total income (loss) from investment operations	(0.90)		1.02	(0.16)	0.90

Less distributions:
Dividends from net investment income	(0.28)		(0.25)	(0.16)	-
Distributions from net realized gains	(0.16)		(0.38)	(0.09)	-

Total distributions	(0.44)		(0.63)	(0.25)	-

Net asset value, end of period	$9.54		$10.88	$10.49	$10.90

Total returnC	(8.72	)%D	10.77%	(1.56)%	9.00	%D

Ratios and supplemental data:
Net assets, end of period	$463,131,940		$539,832,159	$562,834,660	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.39	%E	0.37%	0.35%	0.53	%E
Expenses, net of reimbursements	0.39	%E	0.37%	0.35%	0.53	%E
Net investment income, before expense reimbursements	2.00	%E	2.50%	2.11%	1.86	%E
Net investment income, net of reimbursements	2.00	%E	2.50%	2.11%	1.86	%E
Portfolio turnover rate	52	%D	76%	29%	34	%F

A	On March 6, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On March 9, 2020, WCM Investment Management LLC began managing assets of the Fund.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.
G	Per share amounts have been calculated using the average shares method.

See accompanying notes

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval Related to American Beacon Diversified Fund

At its November 11-12, 2019 meetings, the Board of Trustees (“Board”) considered the approval of a new investment advisory agreement (the “Advisory Agreement”) among American Beacon Advisors, Inc. (“Manager”), the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”), a series of the Trust, and WCM Investment Management, LLC (the “Subadviser”), the Fund’s proposed subadviser.

Prior to the November 11-12, 2019 meetings, information was provided to the Board by the Subadviser in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Advisory Agreement. The Investment Committee of the Board also met with representatives of the Subadviser.

Provided below is an overview of the primary factors the Board considered at its November 11-12, 2019 meetings at which the Board considered the approval of the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the prior investment performance of a composite of similar accounts managed by the Subadviser (the “Composite”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Advisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by the Subadviser. The Board considered information regarding the Subadviser’s principal business activities and overall capabilities to perform the services under the Advisory Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of the Subadviser. The Board considered the Subadviser’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Subadviser were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Advisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser regarding the performance of a composite of comparable client accounts (the “Composite”) and a registered investment company managed by the Subadviser, relative to the performance of an appropriate benchmark index. The Board considered representations made by the Subadviser that, for various periods ended September 30, 2019, the relative performance of the Composite and the registered investment company was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between the Subadviser and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by the Subadviser on behalf of the Fund. The Board considered that

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the Subadviser’s investment advisory fee rate under the Advisory Agreement would be paid to the Subadviser by the Fund. The Board considered the Subadviser’s representation that the advisory fee rate proposed for the Fund is below the standard fee schedule for the Fund’s strategy and within the range of the fee schedule charged to comparable client accounts. After evaluating this information, the Board concluded that the Subadviser’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by the Subadviser and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered that the Subadviser’s proposed advisory fee schedule reflects economies of scale through the use of fee schedule breakpoints, and also the Subadviser’s representation that it does not believe that it is likely to experience additional economies of scale in connection with the services it proposes to provide to the Fund.

Benefits to be derived by the Subadviser from its relationship with the Fund. The Board considered the Subadviser’s representation that it may benefit from soft dollar arrangements that may accrue to it because of the Subadviser’s relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Advisory Agreement is in the best interests of the Fund and approved the Advisory Agreement.

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. The Program was effective on December 1, 2018 and was approved by the Fund’s Board of Trustees (the “Board”) on March 6, 2019, in accordance with applicable Securities and Exchange Commission (“SEC”) guidance.

Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

o	Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Board and the SEC;

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

o	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Board has approved the designation of the Manager’s Liquidity Committee as the Program administrator with responsibility for administering the Program. Since the implementation of the Program, the Liquidity Committee has provided written reports to the Board on a quarterly basis regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2020 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from the Program’s inception on December 1, 2018 through December 31, 2019 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s filings are available on the SEC’s website at www.sec.gov or may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

SAR 04/20

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSRS. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSRS.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.	By /s/ Melinda G. Heika
Gene L. Needles, Jr.	Melinda G. Heika
President	Treasurer
American Beacon Institutional Funds Trust	American Beacon Institutional Funds Trust
Date: July 8, 2020	Date: July 8, 2020